Revenues - Disclosure of Net Revenues From Sales (Detail) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Revenue [abstract]
Sale of products	$ 56,254,241	$ 50,633,488	$ 50,727,051
- Domestic market	56,205,492	50,514,564	50,698,357
- External customers	48,749	118,924	28,694
Services rendered	2,043,557	2,940,185	3,144,616
(-) Bonuses / Discounts	(16,674,543)	(5,820,583)	(2,633,513)
Total	$ 41,623,255	$ 47,753,090	$ 51,238,154